                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): April 28, 1998
                                                         --------------

                          United Natural Foods, Inc.
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            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

       000-21531                                         05-0376157
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(Commission File Number)                   (I.R.S. Employer Identification No.)

260 Lake Road
Dayville, CT                                                     06241
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(Address of Principal Executive Offices)                      (Zip Code)

                                (860) 779-2800
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
         ------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

    On October 31, 1997, United Natural Foods, Inc. ("United Natural" or the "Company") acquired Stow Mills, Inc. and Subsidiary and Hendrickson Partners ("Stow Mills"). The merger with Stow Mills was accounted for as a pooling of interests.

    The Company's Computation of Net Earnings Per Share, Restated Financial Data Schedules, Selected Consolidated Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, Consolidated Financial Statements and Schedule II, which are filed as Exhibits 11, 27.1-27.3, 99.1, 99.2, 99.3 and 99.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference, have been prepared accounting for the Stow Mills acquisition using the pooling-of-interests method of accounting.

    Additionally, all financial statements have been restated in accordance with Statement of Financial Accounting Standards No. 128, "Earnings per Share."

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)    EXHIBITS.

     11 Computation of Net Earnings per Share for the year ended October 31, 1995, the nine months ended July 31, 1996, the year ended July 31, 1997 and the six months ended January 31, 1997 and 1998.

     23     Consent of KPMG Peat Marwick LLP, independent auditors.

     27.1 Restated Financial Data Schedules - six months ended January 31, 1998 and three months ended October 31, 1997.

     27.2 Restated Financial Data Schedules - year ended July 31, 1997, nine months ended April 30, 1997 and six months ended January 31, 1997.

     27.3 Restated Financial Data Schedules - three months ended October 31, 1996, nine months ended July 31, 1996 and year ended October 31, 1995.

     99.1   Selected Consolidated Financial Data.

     99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations.

     99.3 Consolidated Financial Statements of United Natural Foods, Inc. as of October 31, 1995, July 31, 1996 and 1997 and January 31, 1998 (unaudited) and for the year ended October 31, 1995, the nine months ended July 31, 1996, the year ended July 31, 1997 and the six months ended January 31, 1997 and 1998 (unaudited) and Reports of Independent Accountants thereon.

     99.4 Schedule II - Valuation and Qualifying Accounts and Report of Independent Accountants thereon.

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                                  SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 28, 1998                     UNITED NATURAL FOODS, INC.
                                          --------------------------
                                                  (Registrant)


                                          By: /s/ Robert T. Cirulnick
                                              ------------------------
                                              Robert T. Cirulnick
                                              Chief Financial Officer
                                              and Principal Accounting
                                              Officer

                                EXHIBIT INDEX

   Exhibit
   Number                      Description
   ------                      -----------

     11 Computation of Net Earnings per Share for the year ended October 31, 1995, the nine months ended July 31, 1996, the year ended July 31, 1997 and the six months ended January 31, 1997 and 1998.

     23     Consent of KPMG Peat Marwick LLP, independent auditors.

     27.1 Restated Financial Data Schedules - six months ended January 31, 1998 and three months ended October 31, 1997.

     27.2 Restated Financial Data Schedules - year ended July 31, 1997, nine months ended April 30, 1997 and six months ended January 31, 1997.

     27.3 Restated Financial Data Schedules - three months ended October 31, 1996, nine months ended July 31, 1996 and year ended October 31, 1995.

     99.1   Selected Consolidated Financial Data.

     99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations.

     99.3 Consolidated Financial Statements of United Natural Foods, Inc. as of October 31, 1995, July 31, 1996 and 1997 and January 31, 1998 (unaudited) and for the year ended October 31, 1995, the nine months ended July 31, 1996, the year ended July 31, 1997 and the six months ended January 31, 1997 and 1998 (unaudited) and Reports of Independent Accountants thereon.

     99.4 Schedule II - Valuation and Qualifying Accounts and Report of Independent Accountants thereon.